Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of United PanAm Financial Corp. (the “Company”) on Form 10-Q for the quarter ending June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jim Vagim, certify in my capacity as Chief Executive Officer and President of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934, as amended, and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has hereunto signed this Certification as of August 11, 2008.

/s/ JIM VAGIM
Jim Vagim
Chief Executive Officer and President